June 29, 2006

FOUNDERS DISCOVERY PORTFOLIO (A SERIES OF DREYFUS INVESTMENT PORTFOLIOS)

Supplement to Prospectus dated May 1, 2006

Effective on or about July 1, 2006, the following information supersedes and replaces any contrary information contained in the section of the Portfolio’s Prospectus entitled “Management”:

The portfolio’s primary portfolio managers are James Padgett and Brad Orr. Messrs. Padgett and Orr have been the primary portfolio managers of the portfolio since April 2004. Mr. Padgett, a Chartered Financial Analyst, is a portfolio manager at The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Founders and Dreyfus, where he has been employed since July 2006. He also has been employed by Founders since 2002, where he served as an equity analyst from 2002 to 2004. Mr. Padgett was formerly an equity analyst for Berger Financial LLC from 2000 to 2002. Mr. Orr, a Chartered Financial Analyst, is a portfolio manager at TBCAM, where he has been employed since July 2006. He also has been employed by Founders since 1995, where he served as an equity analyst from 1997 to 2004.

June 29, 2006

FOUNDERS GROWTH PORTFOLIO (A SERIES OF DREYFUS INVESTMENT PORTFOLIOS)

Supplement to Prospectus dated May 1, 2006

Effective on or about July 1, 2006, the following information supersedes and replaces any contrary information contained in the section of the Portfolio’s Prospectus entitled “Management”:

John B. Jares is the portfolio’s primary portfolio manager. Mr. Jares, a Chartered Financial Analyst, has been the portfolio’s primary portfolio manager since November 2001. He is a portfolio manager at The Boston Company Asset Management, LLC, an affiliate of Founders and Dreyfus, where he has been employed since July 2006, and is a vice president of investments. He also has been employed by Founders since November 2001. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from May 2000 to November 2001.